UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2018

ECO-STIM ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	36909	20-8203420
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX	77043
(Address of principal executive offices)	(Zip Code)

281-531-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure.

On July 20, 2018, Eco-Stim Energy Solutions, Inc. (collectively with its subsidiaries, the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this current report on Form 8-K, announcing that the Company intends to report its financial and operating results for the second quarter of 2018 on August 14, 2018.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.02	Results of Operations and Financial Condition.

The second paragraph under Item 8.01 below is incorporated into this Item 2.02 by reference.

Item 8.01	Other Events.

U.S. Operations. In May 2018, the Company agreed to provide its primary customer in the U.S. market with additional dedicated horsepower and equipment, including certain of the Company’s natural gas-powered pumping units, to create what the Company refers to as a “super fleet” in support of a collaborative plan to improve the efficiency of the Company’s U.S. operations. Following the formation of the “super fleet,” the Company transitioned from operating two well stimulation fleets in the U.S. to operating a single well stimulation fleet in the U.S. providing pressure pumping services to a single customer. Following the formation of its “super fleet,” the Company has also been using some of its additional equipment to provide pump down services for its primary U.S. customer and offering the same service to other customers in the spot market.

During the first quarter of 2018, the Company’s U.S. operations completed 265 frac stages while maintaining the cost associated with two well stimulation fleets, although one of the fleets was only active in March. During the second quarter of 2018, the Company’s U.S. operations completed 306 frac stages while attempting to operate two well stimulation fleets during the months of April and May. During April and May, management determined that overall productivity was being impaired with two fleets operating simultaneously. This experience led to the decision to consolidate the Company’s U.S. operations into a single larger fleet designed to improve efficiency for the Company’s primary customer. During the first two months of the second quarter of 2018, the Company suffered operating losses associated with its U.S. operations comparable to the monthly operating losses experienced by its U.S. business in the first quarter of 2018. Following the combination of the two fleets into the super fleet, the Company reorganized its U.S. business, and reduced its operating cost level and improved its operating efficiency in June 2018. This resulted in a significant gross margin improvement in June 2018 as compared to May 2018. The Company expects to incur certain charges with respect to the second quarter of 2018 for asset write-downs in connection with the reorganization of its U.S. business. Lastly, the Company has negotiated a price increase with its primary U.S. customer for well stimulation services, which became effective in late June 2018.

Argentina Operations. In June 2018, the Company finalized the terms of a transition agreement with its primary customer in Argentina. The transition agreement became effective in May 2018 and the Company currently expects to continue providing services under the transition agreement through August 2018. The Company expects that at the end of the transition period, the original two-year agreement with its primary customer in Argentina will be terminated. The Company is currently pursuing on-call/spot market contracts with multiple operators in Argentina, including its current customer. If the Company’s efforts to obtain new contracts in Argentina are unsuccessful, it may determine to reduce the scale of, shut down, or sell its operations in Argentina.

The Company has retained an internationally recognized investment bank to assist the Company in evaluating its strategic alternatives for its Argentina business. Alternatives under consideration include, among other things, the sale of the Argentina business, the contribution of that business to a joint venture, winding down that business and moving certain assets to the U.S. market, or continuing to operate that business in the Argentina market.

Cautionary Statements Regarding Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “will,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. All statements (including the statement regarding the period of the Company’s transition agreement with its primary customer in Argentina), other than statements of historical facts, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate.

Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions at the time the statements are made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. For additional information regarding known material factors that could cause the Company’s actual results to differ from its projected results, please see the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by the Company on July 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

Date: July 20, 2018